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                                    EXHIBIT I





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into Advanta Corp.'s previously filed Form S-8 Registration Statements File Nos. 33-10790, 33-47308, 33-50209 and 333-01681.



                                                 /s/ Arthur Andersen LLP

Philadelphia, PA
  June 27, 2001


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